UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

Cordia Bancorp Inc.

(Exact name of registrant as specified in its charter)

Virginia	26-4700031
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11730 Hull Street Road, Midlothian, Virginia 23112

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 744-7576

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2014, the stockholders of Cordia Bancorp Inc. (the “Company”) approved an amendment to the Bank of Virginia 2011 Stock Incentive Plan (the “Plan”) that increased the number of shares authorized for issuance under the Plan by an additional 800,000 shares. As a result of the amendment, the Company now has an aggregate of approximately 806,207 shares of common stock available for the grant of stock options and stock awards under the Plan. A description of the material terms of the Plan was included in the proxy statement for the Company’s 2014 annual meeting of stockholders and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on June 25, 2014. The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for the terms set forth below or until their successors are elected and qualified, by the following vote:

Three-Year Terms:

NAME	FOR	WITHHELD	BROKER NON-VOTES
David C. Bushnell	1,914,560	75,473	462,513
G. Waddy Garrett	1,913,263	76,770	462,513
Peter W. Grieve	1,914,567	75,466	462,513
Michael F. Rosinus	1,984,675	5,358	462,513

Two-Year Terms:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Thomas L. Gordon	1,914,652	75,381	462,513
Raymond H. Smith, Jr.	1,914,573	75,460	462,513
David Zlatin	1,984,669	5,364	462,513

1

One-Year Terms:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Hunter R. Hollar	1,914,567	75,466	462,513
John P. Wright	1,896,582	93,451	462,513

2.	The appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified by shareholders by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,452,330	216	0	—

3.	An advisory vote taken on the resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved by shareholders by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,824,142	56,847	98,904	462,513

4.	An advisory vote was taken on the selection of the frequency of the advisory vote on the compensation of the Company’s named executive officers. The results of the vote were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
710,922	32,292	1,031,914	214,905	462,513

The Company’s Board of Directors has determined that an advisory vote on the approval of the compensation of the Company’s named executive officers will be included in the Company’s proxy materials every three years.

5.	A proposal to amend the Bank of Virginia 2011 Stock Incentive Plan to increase the number of shares authorized for issuance was approved by the following vote:

			BROKER
FOR	AGAINST	ABSTENTIONS	NON-VOTES
1,713,531	234,864	41,638	462,513

6.	A proposal to authorize the issuance of approximately 3,629,871 shares of common stock and nonvoting common stock upon the conversion of the Company’s recently issued 362.9871 shares of Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A for purposes of complying with NASDAQ Stock Market Rule 5635 was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,825,956	130,605	33,472	462,513

7.	A proposal to approve the Second Amended and Restated Articles of Incorporation of the Company was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,933,500	5,201	51,332	462,513

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORDIA BANCORP INC.
(Registrant)

Date: July 1, 2014	By:	/s/ Jack Zoeller
Jack Zoeller
President and Chief Executive Officer